UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

SPEEDUS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-27582	13-3853788
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Desbrosses Street, Suite 402
New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888)-773-3669

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm:

On April 30, 2008, Speedus Corp. (the “Company”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Company’s Audit Committee of the Board of Directors participated in and approved the decision to dismiss PricewaterhouseCoopers LLP.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the fiscal years ended December 31, 2006 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2006 and 2007 and through April 30, 2008, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2006 and 2007, and through April 30, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers LLP agrees with the above statements. A copy of such letter, dated May 1, 2008, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm:

The Company engaged Amper, Politziner & Mattia, P.C. as its new independent registered public accounting firm as of April 30, 2008. The Company’s Audit Committee of the Board of Directors participated in and approved the decision to engage the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2006 and 2007 and through April 30, 2008, the Company has not consulted with Amper, Politziner & Mattia, P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Amper, Politziner & Mattia, P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(c) Other:

A copy of the May 2, 2008 press release relating to the above events is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers
LLP, dated May 1, 2008.

99.1	Press release dated May 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Speedus Corp.

By: /s/ Thomas M. Finn

Name: Thomas M. Finn

Title: Treasurer and Chief Financial Officer

Date: May 5, 2008

EXHIBITS INDEX

EXHIBIT
NUMBER	TITLE OF DOCUMENT
--------------	--------------------------------
16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated May 1, 2008.

99.1	Press release dated May 2, 2008